UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013 (October 9, 2013)

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 750-1771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2013, Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), together with RVP LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“Merger Sub”) and Regency GP LP, a Delaware limited partnership and the general partner of the Partnership (“Partnership GP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PVR Partners, L.P., a Delaware limited partnership (“PVR”) and PVR GP, LLC, a Delaware limited liability company and the general partner of PVR. Upon the terms and subject to the conditions set forth in the Merger Agreement, PVR will merge with and into Merger Sub (the “Merger”), with PVR continuing its existence under Delaware law as the surviving entity in the Merger. Upon the completion of the Merger, PVR will be a wholly owned subsidiary of the Partnership. The board of directors of the Partnership’s managing general partner and the sole member of Merger Sub have unanimously approved the Merger Agreement, and the board of directors of PVR’s general partner has unanimously approved and agreed to submit the Merger Agreement to a vote of the PVR unitholders and to recommend that the unitholders adopt the Merger Agreement.

At the effective time of the Merger, each common unit of PVR (each, a “Common Unit”) and each Class B Unit (each, a “Class B Unit”) issued and outstanding or deemed issued and outstanding as of immediately prior to the effective time of the Merger (excluding securities of PVR that are owned immediately prior to the effective time by PVR, the Partnership or Merger Sub, which will be canceled and will cease to exist) will be converted into the right to receive (i) 1.020 (the “Exchange Ratio”) common units of the Partnership (the “Partnership Units”) and (ii) an amount in cash equal to (x) PVR’s annualized distribution less (y) the Partnership’s annualized distribution (based on the most recent distribution declared before closing) multiplied by the Exchange Ratio (the “Merger Consideration”).

Each phantom Common Unit (each, a “Phantom Unit”) that is outstanding immediately prior to the effective time will vest in full (in the case of performance-based Phantom Units, based on achievement of target level of performance) and the restrictions with respect to such Phantom Units will lapse, and each Common Unit deemed to be issued in settlement thereof will be converted into the right to receive the Merger Consideration. In addition, any then-accumulated distribution equivalent payable pursuant to distribution equivalent rights with respect to each Phantom Unit that vests in connection with the Merger will vest in full and become immediately payable in cash. Each award of restricted Common Units (each, a “Restricted Unit”) that is outstanding immediately prior to the effective time will vest in full and the restrictions with respect thereto will lapse, and each Restricted Unit will be treated as an issued and outstanding Common Unit and will be converted into the right to receive the Merger Consideration. Each deferred Common Unit (each, a “Deferred Common Unit”) that is outstanding immediately prior to the effective time will lapse, and each Deferred Common Unit shall be treated as an issued and outstanding Common Unit as of immediately prior to the effective time.

PVR has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations. However, the board of directors of PVR’s general partner may, subject to certain conditions, change its recommendation in favor of the adoption of the Merger Agreement if, in connection with the receipt of an alternative proposal, it determines in good faith, after consultation with outside counsel, that the failure to effect such a change in recommendation would be inconsistent with its duties under PVR’s partnership agreement or applicable law or if, in connection with a material event, circumstance, change or development that arises or occurs after the date of the Merger Agreement and that was not reasonably foreseeable at the time of the Merger Agreement, it determines in good faith that the failure to effect such a change in recommendation would be inconsistent with its duties under PVR’s partnership agreement or applicable law.

The completion of the Merger is subject to satisfaction or waiver of customary closing conditions, including: (i) approval of the Merger Agreement by PVR’s unitholders, (ii) approval for listing of the Partnership Units issuable as part of the Merger Consideration on the New York Stock Exchange, (iii) there being no law or injunction prohibiting the consummation of the Merger, (iv) expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) the effectiveness of a registration statement on Form S-4, (vi) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vii) compliance by the other party in all material respects with its covenants, (viii) the receipt by the Partnership of an opinion to the effect that for U.S. federal income tax purposes (A) neither the Partnership, Partnership GP nor Merger Sub will recognize any income or gain as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Internal Revenue Code of 1986, as amended (the “Code”)), (B) no gain or loss will be recognized by holders of Partnership Units as a result of the Merger (other than any gain resulting from any decrease in partnership liabilities pursuant to Section 752 of the Code), and (C) at least 90% of the combined gross income of each of the Partnership and PVR for the most recent four complete calendar quarters ending before the closing date of the Merger for which the necessary financial information is available are from sources treated as “qualifying income” within the meaning of Section 7704(d) of the Code, (ix) the receipt by PVR of an opinion to the effect that for U.S. federal income tax purposes, subject to certain exceptions, (A) PVR will not recognize any income or gain as a result of the Merger (other than any gain resulting from any actual or constructive distribution of cash, including any decrease in partnership liabilities pursuant to Section 752 of the Code), (B) the holders of Common Units will not recognize any income or gain as a result of the Merger (other than any gain resulting from any actual or constructive distribution of cash, including as a result of any decrease in partnership liabilities pursuant to Section 752 of the Code), and (C) at least 90% of the combined gross income of PVR for the most recent four complete calendar quarters ending before the closing date of the Merger for which the necessary financial information is available are from sources treated as “qualifying income” within the meaning of Section 7704(d) of the Code, and (x) the conversion of 10,346,257 Special Units outstanding (the “Special Units”) outstanding as of the date of the Merger Agreement into an aggregate of 10,346,257 Common Units.

The Partnership and PVR have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of PVR’s and the Partnership’s respective businesses between the date of the signing of the Merger Agreement and the closing date of the Merger and (ii) the efforts of the parties to cause the Merger to be completed, including actions which may be necessary to obtain approval of the Merger under the HSR Act. Pursuant to the terms of the Merger Agreement, the Partnership and PVR have agreed to (including to cause their respective subsidiaries to) use their reasonable best efforts to resolve any objections that a governmental authority may assert under antitrust laws with respect to the Merger, and to avoid or eliminate each and every impediment under any antitrust law that may be asserted by any governmental authority with respect to the Merger, in each case, so as to enable the closing of the Merger to occur as promptly as practicable and in any event no later than on August 31, 2014. Notwithstanding the foregoing, the Partnership is not required to commit to any dispositions or holdings separate of, and/or limitations or restrictions on, its or PVR’s businesses, operations or assets unless the following conditions are satisfied: (1) any such dispositions of, or limitations on, are, individually and in the aggregate, immaterial to the businesses, operations and/or assets of PVR, the Partnership or their respective subsidiaries (provided that, in the case of the Partnership and its Subsidiaries, for purposes of determining whether a business, operation or asset is immaterial, it shall be assumed that the Partnership and its Subsidiaries are of equivalent size to the current size of PVR and its Subsidiaries, in each case taken as a whole) and (2) the effect of any such dispositions, holdings separate, limitations and/or restrictions would not, individually or in the aggregate, reasonably be expected to result in a loss (other than an immaterial loss) of the reasonably expected benefits to the Partnership of the Merger.

The Merger Agreement contains certain termination rights for both PVR and the Partnership. The Merger Agreement further provides that, upon termination of the Merger Agreement, under certain circumstances, PVR may be required to reimburse the Partnership’s expenses up to $20.0 million or pay the Partnership a termination fee equal to $134.5 million less any previous reimbursements by PVR.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Partnership, PVR or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Partnership, PVR or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC. (schedules omitted pursuant to Item 601(b)(2) of Regulation S-K)

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY WHEN THEY ARE AVAILABLE. These documents (when they become available), and any other documents filed by PVR or the Partnership with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement/prospectus (when available) from PVR by contacting Investor Relations by mail at Attention: Investor Relations, Three Radnor Corporate Center, Suite 301, 100 Matsonford Road, Radnor, Pennsylvania 19087.

PARTICIPANTS IN THE SOLICITATION

The Partnership and PVR, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Agreement and Plan of Merger. Information regarding the directors and executive officers of Regency GP LLC, the general partner of the Partnership’s general partner, is contained in the Partnership’s Form 10-K for the year ended December 31, 2012, which has been filed with the SEC. Information regarding PVR’s directors and executive officers is contained in PVR’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 25, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between the Partnership and PVR, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about the Partnership’s or PVR’s management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.

The Partnership and PVR cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of the Partnership to successfully integrate PVR’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the combined company as well as for producers connected to the combined company’s system and its customers, the level of creditworthiness of, and performance by counterparties and customers, the ability to access capital to fund organic growth projects and acquisitions, including significant acquisitions, and the ability to obtain debt and equity financing on satisfactory terms, the use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time, changes in commodity prices, interest rates, and demand for the combined company’s services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, acts of terrorism and war, industry changes including the impact of consolidations and changes in competition, the ability to obtain required approvals for construction or modernization of facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks and uncertainties are discussed in more detail in filings made by the Partnership and PVR with the Securities and Exchange Commission, which are available to the public. The Partnership and PVR undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP,
its general partner

	By:	Regency GP LLC,
its general partner

		By:	/s/ Thomas E. Long
Name: Thomas E. Long
Title: Executive Vice President and Chief Financial Officer

Date: October 10, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC. (schedules omitted pursuant to Item 601(b)(2) of Regulation S-K)

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